Investor Presentation Second Quarter Fiscal 2022 Exhibit 99.1

Keith Suchodolski Executive Vice President and Chief Financial Officer Craig L. Montanaro Director, President and Chief Executive Officer Presenters 1

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, the effects of COVID-19 on our business, financial condition or results of operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Forward Looking Statements & Non-GAAP Financial Measures 2

NASDAQ: KRNY Market Cap: $974.0 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 45 full-service branches2 in 12 counties throughout northern and central New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of February 7, 2022 2 As of December 31, 2021 Source: S&P Global Market Intelligence & Company Filings Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY Company Overview

Financial Highlights Source: Company Filings 1 Non-interest expense divided by the sum of net interest income and non-interest income. 2 Annualized. Balance Sheet 2022Q2 2022Q1 (in $ billions) Total Assets $7.19 $7.18 Total Loans $4.83 $4.79 Total Deposits $5.45 $5.40 Profitability and Performance Ratios 2022Q2 2022Q1 (in $ millions) Net Income $18.8 $19.7 Net Interest Income $48.7 $49.6 Net Interest Margin 2.96% 2.99% Efficiency Ratio 1 56.17% 59.57% Return on Average Assets 2 1.05% 1.09% Return on Average Equity 2 7.46% 7.66% Return on Average Tangible Equity 2 9.49% 9.67%

Equity & Capitalization Equity Capitalization Level Regulatory Capital Ratios1,2 Tier 1 Leverage and Total Risk-Based Capital Ratios based on December 31, 2021 results. S&P U.S. Broad Market Index (“BMI”) Banks Index, Mid-Atlantic region based on September 30, 2021 results. Source: Company Filings Normalizing capital ratios which continue to provide ample opportunity for growth and capital management activities 19.28% 16.99% 16.04% 14.32% 13.85% 16.53% 14.19% 13.29% 11.72% 11.21% 2018FY 2019FY 2020FY 2021FY 2022Q2 Tangible Common Equity / Tangible Assets Equity / Assets 18.32% 17.66% 17.66% 15.06% 12.19% 11.35% 11.56% 9.28% Tier 1 Common Equity Tier 1 Risk-Based Total Risk-Based Leverage Tier 1 Capital Capital KRNY S&P U.S. BMI Banks Index

Capital Management Cumulative Capital Returned to Stockholders1 Source: Company Filings 1 Since conclusion of second step conversion in May 2015. ($ millions) Repurchased 2.3 million shares during the quarter at an average price of $13.10 per share 5.1 million shares are available for repurchase pursuant to the current repurchase plan ($ millions) $1,000 $828 $800 $743 $138 $122 $596 $600 $502 $94 $69 $400 $327 $690 $36 $621 $502 $200 $433 $291 $0 2018FY 2019FY 2020FY 2021FY 2022Q2 Repurchase of Common Stock Dividends Paid

Earnings Performance

Earnings per Share[1]


$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.24
$0.46
$0.55
$0.77
$1.08
$1.05
$0.54
$0.53
2018FY
2019FY
2020FY
2021FY
2022Q2
Annualized Core EPS
Core EPS
Annualized GAAP EPS
GAAP EPS

Net Income & Return on Assets[1]


($ millions)
$125
$100
$75
$50
$25
$0
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.54%
0.37%
$19.6
0.67%
0.63%
$42.1
0.71%
0.67%
$45.0
0.91%
0.86%
$63.2
1.10%
1.07%
$ 79.1
$ 77.0
$39.6
$38.5
2018FY
2019FY
2020FY
2021FY
2022Q2
Annualized Core Net Income
Core Net Income
Core ROAA
Annualized Net Income
Net Income
ROAA

- Sustained growth trajectory in net income, earnings per share and return on assets
- Annualized Q2 EPS represents a 40% increase from Fiscal 2021

[1] Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non recurring income and expenses, including branch consolidation expenses and impairment charges. Refer to reconciliation of GAAP to non-GAAP at the end of this presentation.
Source: S&P Global Market Intelligence & Company Filings

7

1 As of and for the quarter ended December 31, 2021. Source: S&P Global Market Intelligence & Company Filings Deposits Deposit Composition1 Deposit Growth ($ millions) Consolidated 26% of branches over a three-year period, including three consolidations completed in Q2 FY 2022 Replaced higher cost Retail CDs with lower cost core deposits 8.6% 11.1% 21.7% 38.7% 19.9% QTD Cost of Deposits 0.27% $6,000 ($ millions) $5,485 $5,454 $594 $605 $5,000 $4,430 $4,074 $4,147 $419 $4,000 $312 $309 $1,902 $2,107 $843 $1,264 $1,001 $3,000 $791 $744 $1,111 $907 $1,088 $2,000 $302 $189 $67 $479 $469 $1,000 $1,828 $1,902 $1,773 $1,399 $1,185 $0 2018FY 2019FY 2020FY 2021FY 2022Q2 Retail CDs Wholesale CDs Savings Interest bearing DDA Noninterest bearing DDA

($ millions) Mortgage Banking Residential 1-4 Family Loans Sold Source: Company Filings Mortgage Banking remains a noteworthy contributor to non-interest income $300 ($ millions) $10 $282.3 $285.4 $262.8 $250 $8 $200 $6 $5.1 $150 $3.8 $4 $3.2 $100 $78.8 $131.4 $54.3 $2 $50 $0.7 $1.9 $0.5 $0 $0 2018 FY 2019 FY 2020 FY 2021FY 2022Q2 Annualized Principal Sold Principal Sold Annualized Gain on Sale Gain on Sale

Portfolio Lending Loan Composition1 Geographic Distribution2 1 As of and for the quarter ended December 31, 2021 2 As of December 31, 2021 Source: S&P Global Market Intelligence & Company Filings Loan-to-Value by Real Estate Secured Segment2 Strategy designed to grow and diversify the loan portfolio with a focus on increasing the allocation of C&I and construction credits 3.7% 0.1% 2.3% 21.2% 30.5% QTD Yield on Loans 3.95% 0.9% 41.3% Balance Loan to Loan Type (000's) Value (LTV) 1-4 Family $1,477 60% Multifamily $2,007 64% CRE $1,026 54% Construction $111 59% Home Equity $44 47% Total $4,666 60% Other Pennsylvania 2.6% 4.6% New York 37.2% New Jersey 55.6% 1-4 Family Home Equity Multifamily CRE C&D Consumer Commercial

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets 1 As of December 31, 2021; amounts shown in millions 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 ($ millions) 0.15% 0.12% 0.10% 0.09% 0.06% 0.03% 0.03% 0.02% 0.03% 0.00% 0.00% 2018FY 2019FY 2020FY 2021FY 2022Q2 $1.6 $7.5 $1.9 $0.4 NPL's $31.2 $72.1MM $29.5 Multi-family Non-Residential Commercial Construction Residential Home Equity 1.50% 1.25% 1.10% 1.01% 1.00% 0.75% 0.55% 0.50% 0.31% 0.27% 0.25% 0.00% 2018FY 2019FY 2020FY 2021FY 2022Q2 ($ millions) 100 1.50% 1.19% 80 1.25% 0.99% 0.82% 1.00% 60 $58.2 0.68% 0.70% $48.2 0.75% 40 $37.3 $30.9 $33.3 0.50% 20 0.25% 0 0.00% 2018FY 2019FY 2020FY 2021FY 2022Q2 ACL Balance ACL to Total Loans Receivable

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 7 whole-bank acquisitions over the past two decades Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn-back periods while generating strong EPS accretion and operating leverage

Technology Roadmap Omni-channel sales and service model Traditional in-branch products available online and via mobile channels Adoption of Glia, a next-generation digital client service solution Acquisition of best-in-breed digital and mobile banking front-end solutions Streamline the client experience, improve operating efficiency and expand our knowledge of how to best serve our clients Automation of residential mortgage application process, workflow and pricing model Leverage data analytics, machine learning and artificial intelligence to aid in client retention and further grow wallet share Bank-wide cloud migration to accommodate scalable and rapidly upgradable technology systems Partnerships with FinTech firms, such as ZSuite Technologies, who provide innovative products and services which provide unique value to our clients

Non-GAAP Reconciliation Appendix A: Reconciliation of GAAP to Non-GAAP For the quarter ended For the quarter ended For the six-months ended (Dollars in Thousands, December 31, September 30, December 31, Except Per Share Data) 2021 2021 2021 Adjusted net income: Net Income (GAAP) $18,769 $19,715 $38,484 Non-recurring transactions - net of tax: Branch consolidation expenses and impairment charges 132 1,209 1,341 Net effect of sales and calls of securities - (1) (1) Net effect of sales of other assets (251) - (251) Adjusted net income $18,650 $20,923 $39,573 Adjusted earnings per share: Weighted average common shares - basic 72,011 74,537 73,274 Weighted average common shares - diluted 72,037 74,556 73,297 Earnings per share - basic (GAAP) $0.26 $0.26 $0.53 Earnings per share - diluted (GAAP) $0.26 $0.26 $0.53 Adjusted earnings per share - basic (non-GAAP) $0.26 $0.28 $0.54 Adjusted earnings per share - diluted (non-GAAP) $0.26 $0.28 $0.54 Adjusted return on average assets: Total average assets $7,180,241 $7,247,228 $7,213,734 Return on average assets (GAAP) 1.05% 1.09% 1.07% Adjusted return on average assets (non-GAAP) 1.04% 1.15% 1.10% Adjusted return on average equity: Total average equity $1,005,762 $1,030,008 $1,017,885 Return on average equity (GAAP) 7.46% 7.66% 7.56% Adjusted return on average equity (non-GAAP) 7.42% 8.13% 7.78%